SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 10, 2002

Date of Report

April 17, 2002

(Date of Earliest Event Reported)

FullCircle Registry, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-51918	87-0653761
(State or other Jurisdiction)	(Commission File No.)	(IRS Employer I.D. No.)

500 West Jefferson Street, PNC Plaza, Suite 2310

Louisville, KY 40202

(Address of Principal Executive Offices)

502-540-5112

Registrant's Telephone Number

EXCEL PUBLISHING, INC.

(Former Name or Former Address if changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

On July 2, 2002, the Company dismissed Pritchett, Siler & Hardy, P.C., as their certifying accountant and engaged the services of Chisholm & Associates. The change in certifying accountant was for the sake of convenience to the Company and approved by the Company's Board of Directors. For either of the past two years, Pritchett, Siler & Hardy, P.C. audit reports did not contain any adverse opinion or disclaimer of opinion, were not modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements with Pritchett, Siler & Hardy, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(b) Pro Forma Financial Information.

(c) Exhibits.

Exhibit Number	SEC Reference	Description of Exhibit
1	16	Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2002 FULLCIRCLE REGISTRY, INC.

By: /s/ James A.Reskin James A. Reskin, Chief Executive Officer

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2001 and 2000

C O N T E N T S

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of

FullCircle Registry, Inc.

We have audited the accompanying balance sheets of FullCircle Registry, Inc. (a development stage company) as of December 31, 2001 and 2000 and the related statements of operations, stockholders' equity and cash flows for the years then ended and from inception on January 20, 2000 through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FullCircle Registry, Inc. (a development stage company) as of December 31, 2001 and 2000 and the results of its operations and cash flows for the years then ended and from inception on January 20, 2000 through December 31, 2001 are in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has minimal operating capital, minimal revenues and is dependent on financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Chisholm & Associates

North Salt Lake, Utah

May 22, 2002

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Balance Sheets

ASSETS	December 31,	December 31,
	2001	2000
CURRENT ASSETS
Cash	$ 3,251	$ -
Note receivable - related party	20,000	-
	_________	_________
Total Current Assets	23,251	-
PROPERTY AND EQUIPMENT
Office furniture and fixtures	60,952	51,611
Computers and equipment	10,153	13,831
Software	244,296	204,555
	_________	_________
	315,401	269,997
Less:
Accumulated depreciation - software	(91,855)	(17,046)
Accumulated depreciation	(15,194)	(3,075)
	_________	_________
Total Property and Equipment	208,352	249,876
OTHER ASSETS
Deposits	1,717	1,325
	_________	_________
Total Other Assets	1,717	1,325
	_________	_________
TOTAL ASSETS	$ 233,320	$ 251,201

The accompanying notes are an integral part of these financial statements.

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Balance Sheets (Continued)

LIABILITIES AND STOCKHOLDERS' EQUITY	December 31,	December 31,
	2001	2000
CURRENT LIABILITIES
Bank overdraft	$ -	$ 3,562
Accounts payable	170,016	281,574
Accrued expenses	18,974	34,325
Interest payable	91,612	70,924
Line of credit	25,135	35,000
Current portion of long-term liabilities	595,000	-
	_________	_________
Total Current Liabilities	900,737	425,385
LONG-TERM LIABILITIES
Convertible bonds	365,000	70,000
Notes payable-related party	680,931	424,750
Less: current portion of long-term liabilities	(595,000)	-
	_________	_________
Total Long-Term Liabilities	450,931	494,750
	_________	_________
TOTAL LIABILITIES	1,351,668	920,135
	_________	_________
STOCKHOLDERS' EQUITY
Common stock, authorized 1,412,800 shares, issued and outstanding 11,200 shares	12	12
Additional paid-in capital	26,091	1,091
Retained earnings (deficit)	(1,144,451)	(670,037)
	_________	_________
Total Stockholders' Equity	(1,118,348)	(668,934)
	_________	_________
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 233,320	$ 251,201

The accompanying notes are an integral part of these financial statements.

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Statements of Operations

	For the Year Ended December 31,	For the Year Ended December 31,	From inception on January 20, 2000 to December 31,
	2001	2000	2001
REVENUES	$ 41,131	$ 34,857	$ 75,988
COST OF SALES	20,687	9,867	30,554
	_________	_________	_________
GROSS PROFIT	20,444	24,990	45,434
	_________	_________	_________
SELLING EXPENSES	29,065	216,662	245,727
GENERAL AND ADMINISTRATIVE EXPENSES	336,393	402,810	739,203
	_________	_________	_________
TOTAL OPERATING EXPENSES	(365,458)	(619,472)	(984,930)
	_________	_________	_________
OPERATING INCOME (LOSS)	(345,014)	(594,482)	(939,496)
OTHER INCOME (EXPENSE)
Interest expense	(110,834)	(75,305)	(186,139)
Loss on disposal of assets	(4,300)	-	(4,300)
Bad debts	(14,266)	(250)	(14,516)
	_________	_________	_________
TOTAL OTHER INCOME (EXPENSE)	(129,400)	(75,555)	(204,955)
	_________	_________	_________
INCOME (LOSS) BEFORE INCOME TAXES	(474,414)	(670,037)	(1,144,451)
PROVISION FOR INCOME TAXES	-	-	-
	_________	_________	_________
NET INCOME (LOSS)	$ (474,414)	$ (670,037)	$ (1,144,451)
	_________	_________	_________
NET INCOME (LOSS) PER SHARE	$ (42.53)	$ (60.36)	$ (102.84)
	_________	_________	_________
WEIGHTED AVERAGE OUTSTANDING SHARES	11,155	11,100	11,128

The accompanying notes are an integral part of these financial statements.

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Statements of Stockholders' Equity

For the Period from Inception on January 20, 2000

Through December 31, 2001

	Common Stock		Paid-In Capital	Retained Earnings (Deficit)
	Shares	Amount
Balance, January 20, 2000	-	$ -	$ -	$ -
January 2000 - shares issued for cash at $0.10 per share	5,500	6	537	-
January 2000 - shares issued for services at $0.10 per share	5,600	6	554	-
Net income (loss) for the period ended December 31, 2000	-	-	-	(670,037)
Balance at December 31, 2000	11,100	12	1,091	(670,037)
June 2001 - shares issued for cash at $250 per share	100	-	25,000	-
Net income (loss) for the year ended December 31, 2001	-	-	-	(474,414)
	_________	_________	_________	_________
Balance at December 31, 2001	11,200	$ 12	$ 26,091	$ (1,144,451)

The accompanying notes are an integral part of these financial statements.

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Statements of Cash Flows

	For the Year Ended	For the Year Ended	From inception on January 20, 2000 to
	December 31,	December 31,	December 31,
	2001	2000	2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ (474,414)	$ (670,037)	$ (1,144,451)
Non-cash items:
Depreciation and amortization	86,928	20,121	107,049
Stock issued for services	-	560	560
Loss on disposal of asset	4,300	-	4,300
Increase (decrease) in current liabilities:
Bank overdraft	(3,562)	3,562	-
Accounts payable	(111,558)	281,574	170,016
Interest payable	20,688	70,924	91,612
Accrued expenses	(15,351)	34,325	18,974
	_________	_________	_________
Net Cash Provided (Used) by Operating Activities	(492,969)	(258,971)	(751,940)
CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for deposits	(392)	(1,325)	(1,717)
Cash paid for note receivable	(20,000)	-	(20,000)
Cash paid for property and equipment	(50,204)	(269,997)	(320,201)
Cash received from sale of property and equipment	500	-	500
	_________	_________	_________
Net Cash Provided (Used) by Investing Activities	(70,096)	(271,322)	(341,418)
CASH FLOWS FROM FINANCING ACTIVITIES
Cash received on line of credit	10,135	35,000	45,135
Cash paid on line of credit	(20,000)	-	(20,000)
Cash received from convertible bonds	295,000	70,000	365,000
Cash received from notes	278,274	424,750	703,024
Cash paid on notes	(22,093)	-	(22,093)
Cash received from stock issuance	25,000	543	25,543
	_________	_________	_________
Net Cash Provided (Used) by Investing Activities	566,316	530,293	1,096,609
	_________	_________	_________
INCREASE (DECREASE) IN CASH	3,251	-	3,251
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	-	-	-
	_________	_________	_________
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$ 3,251	$ -	$ 3,251

The accompanying notes are an integral part of these financial statements.

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Statements of Cash Flows (Continued)

	For the Year Ended	For the Year Ended	From inception on January 20, 2000 to
	December 31,	December 31,	December 31,
	2001	2000	2001
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$ 7,676	$ 262	$ 7,938
Cash paid for income taxes	$ -	$ -	$ -
NON-CASH ACTIVITY:
Shares issued for services	$ -	$ 560	$ 560

The accompanying notes are an integral part of these financial statements.

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2001 and 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

a. Organization

FullCircle Registry, Inc. ("the Company") was incorporated as WillRequest.com, Inc. under the laws of the State of Delaware on January 20, 2000. In July 2000, the Company changed its name from WillRequest.com, Inc. to FullCircle Registry, Inc. The Company was formed to provide a digital safe deposit box containing vital medical and legal information of its customers. The Company is currently focusing on raising capital to develop its operations.

b. Accounting Method

The Company recognizes income and expenses on the accrual basis of accounting. The Company has chosen a fiscal year end of December 31.

c. Earnings (Loss) Per Share

The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. Common stock equivalents have not been included in the weighted average number of shares outstanding because of its anti-dilutive effects.

	For the Year Ended	For the Year Ended	From inception on January 20, 2000 to
	December 31,	December 31,	December 31,
	2001	2000	2001
Numerator - loss	$ (474,414)	$ (670,037)	$ (1,144,451)
Denominator - weighted average of shares outstanding	11,155	11,100	11,128
	_________	_________	_________
Loss per share	$ (42.53)	$ (60.36)	$ (102.84)

d. Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2001 and 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

e. Provision for Income Taxes

No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $1,144,400 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2020. No tax benefit will be recorded until the Company generates taxable income.

Deferred tax assets and the valuation account is as follows at December 31, 2001 and 2000:

	December 31,	December 31,
	2001	2000
Deferred tax asset:
NOL carryforward	$ 389,100	$ 227,800
Valuation allowance	(389,100)	(227,800)
	_________	_________
Total	$ -	$ -

f. Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

g. Property and Equipment

Expenditures for property and equipment and for renewals and betterments, which extend the originally estimated economic life of assets or convert the assets to a new use, are capitalized at cost. Expenditures for maintenance, repairs and other renewals of items are charged to expense. When items are disposed of, the cost and accumulated depreciations are eliminated from the accounts, and any gain or loss is included in the results of operations.

The provision for depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the periods ended December 31, 2001 and 2000 is $86,928 and $20,121, respectively.

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2001 and 2000

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is in the development stage and is currently not generating sufficient revenues to cover expenses. Therefore, the Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to be out of the development stage in 2002. Pursuant to Note 8, the Company completed a reverse acquisition with a public company and is currently raising additional capital.

NOTE 3 - DEVELOPMENT STAGE COMPANY

The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE 4 - LONG-TERM LIABILITIES

Long-term liabilities are detailed in the following schedules as of December 31, 2001 and 2000:

	2001	2000
Convertible Bonds:
Convertible bonds convertible for 1,401,600 shares, of common stock due March 2002, bears interest at 8.0% per annum	$ 365,000	$ 70,000
Notes Payable - Related Party:
Note payable to a shareholder bears interest at 16.7% per annum, principal and interest due March 2003	450,931	424,750
Note payable to a shareholder, bears interest at 7.0% per annum, principal and interest due July 2002	230,000	-
	_________	_________
Total Notes Payable	680,931	424,750
Total Long-Term Liabilities:	1,045,931	494,750
Less current portion:	(595,000)	-
	_________	_________
Net Long-Term Liabilities	$ 450,931	$ 494,750

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2001 and 2000

NOTE 4 - LONG-TERM LIABILITIES (Continued)

Future minimum principal payments on notes payable are as follows:

2002	$ 595,000
2003	450,931
_________
Total Long-Term Liabilities	$ 1,045,931

NOTE 5 - LINE OF CREDIT

In November 2000, the Company acquired a $35,000 unsecured line of credit from a bank at an interest rate of 5.75%. The balances due at December 31, 2001 and 2000 was $25,135 and $35,000, respectively.

NOTE 6 - RELATED PARTY

The Company entered into a service agreement with a major shareholder as an independent contractor for consulting services. The term of this agreement is for 2 years beginning March 6, 2000. Compensation is $5,000 per month.

The Company entered into a lease agreement for office space with a major shareholder. The monthly lease payment is $3,003 and the lease expires in September 2002. Rent expense was approximately $24,000 and $8,500 for 2001 and 2000, respectively.

The Company has a note payable due to a major shareholder in the amount of $450,931 and $424,750 as of December 31, 2001 and 2000, respectively [see Note 4].

The Company has a note payable due to a major shareholder in the amount of $230,000 as of December 31, 2001 [see Note 4].

The Company has a note receivable due from a major shareholder in the amount of $20,000 as of December 31, 2001. The note is non-interest bearing and is due upon demand.

On July 16, 2001, the Company entered into a employment agreement with the CEO for monthly compensation of $5,000. Pursuant to this employment agreement, the CEO shall be awarded, at no cost other than his employment, options representing 5% of the current fully diluted shares outstanding which options shall, as an aggregate, have a purchase right exercisable for two years at the price of $0.01 per share regardless of the outstanding value from time to time. The options shall be awarded based upon the total number of subscribers enrolled by the employer during the term of this agreement. As of December 31, 2001, no options have been awarded.

FULLCIRCLE REGISTRY, INC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2001 and 2000

NOTE 7 - COMMITMENTS AND CONTINGENCIES

The Company entered into a service agreement with a major shareholder [see Note 6].

On July 16 2001, the Company entered into an employment agreement with the CEO included therein, are incentives for stock options [see Note 6].

The Company has a 2 year operating lease for office furniture. The monthly payment is $204 and the lease expires in June 2002.

The Company has two operating lease agreements for computers. The total monthly payments are $327 and the lease expires in December 2002.

The Company entered into a lease agreement for office space with a major shareholder [see Note 6].

Future minimum operating lease payments are as follows:

2002 $ 29,100
Total $ 29,100

NOTE 8 - SUBSEQUENT EVENT

During April 2002, Excel Publishing, Inc. (Excel), a public company, entered into an Agreement and Plan of Reorganization with the Company. Excel issued 12,000,000 shares of its common stock for all of the outstanding shares of the Company. The acquisition has been accounted for as a reverse acquisition with the Company being the accounting survivor.

FULLCIRCLE REGISTRY, INC.

PROFORMA

CONSOLIDATED

FINANCIAL STATEMENTS

March 31, 2002

FullCircle Registry, Inc.

Proforma Consolidated Balance Sheet

	FullCircle Registry Balance	Excel Publishing Balance	Proforma Adjustments		Proforma Consolidated Balance
	12/31/01	12/31/01	DR	CR	12/31/01
Assets
Current Assets
Cash and Cash Equivalents	$ 3,251	$ 3,496			$ 6,747
Note Receivable	20,000	-			20,000
Royalty Receivable	-	58			58
	_________	_________			_________
Total Current Assets	23,251	3,554			26,805
Property and Equipment, Net	208,352	-			208,352
Other Assets
Deposits	1,717	-			1,717
	_________	_________			_________
Total Other Assets	1,717	-			1,717
	_________	_________			_________
Total Assets	$ 233,320	$ 3,554			$ 236,874
Liabilities and Stockholders' Equity
Current Liabilities
Accounts Payable & Accrued Expenses	$ 280,602	$ 540			$ 281,142
Line of Credit	25,135	-			25,135
Unearned Revenue	-	11,871			11,871
Current Portion of Long-Term Debt	595,000	-			595,000
	_________	_________			_________
Total Current Liabilities	900,737	12,411			913,148
Long-Term Liabilities
Convertible Bonds	365,000	-			365,000
Notes Payable	680,931	-			680,931
Less: Current Portion of Long-Term Debt	(595,000)	-			(595,000)
	_________	_________			_________
Total Long-Term Liabilities	450,931	-			450,931
Stockholders' Equity
Preferred Stock, authorized 5,000,000 shares, $.001 par value, no shares issued and outstanding	-	-			-
Common Stock, authorized 50,000,000 shares, $.001 par value, 12,700,000 shares issued and outstanding	12	11,300		1,388	12,700
Additional Paid in Capital	26,091	91,200	112,745		4,546
Retained Earnings	(1,144,451)	(111,357)		111,357	(1,144,451)
	_________	_________			_________
Total Stockholders Equity	(1,118,348)	(8,857)			(1,127,205)
	_________	_________			_________
Total Liabilities and Stockholders Equity	$ 233,320	$ 3,554			$ 236,874

FullCircle Registry, Inc.

Proforma Statement of Operations

	Full Circle Registry For January 1, 2002 Through	Excel Publishing For January 1, 2002 Through	Proforma Adjustments		Proforma Consolidated Balance
	March 31, 2002	March 31, 2002	DR	CR	March 31, 2002
	(unaudited)	(unaudited)			(unaudited)
Revenues	$ 3,211	$ -			$ 3,211
Costs of Goods Sold	-	-			-
	_________	_________			_________
Gross Profit (Loss)	3,211	-			3,211
Operating Expenses
Selling, General & Administrative	90,453	-			90,453
	_________	_________			_________
Total Operating Expenses	(90,453)	-			90,453
	_________	_________			_________
Income (Loss) From Operations	(87,242)	-			(87,242)
Other Income (Expenses)	(8,618)	-			(8,618)
	_________	_________			_________
Net (Loss)	$ (95,860)	$ (1,221)			$ (97,081)

FuliCircle Registry, Inc.

Proforma Statement of Operations

	Full Circle Registry For January 1, 2001 Through	Excel Publishing For January 1, 2001 Through	Proforma Adjustments		Proforma Consolidated Balance
	December 31, 2001	December 31, 2001	DR	CR	December 31, 2001
	(audited)	(audited)			(audited)
Revenues	$ 41,131	$ 34,151			$ 78,282
Costs of Goods Sold	20,687	47,876			68,563
	_________	_________			_________
Gross Profit (Loss)	20,444	(10,725)			9,719
Operating Expenses
Selling, General & Administrative	365,458	47,876			413,334
	_________	_________			_________
Total Operating Expenses	(365,458)	(47,876)			413,334
	_________	_________			_________
Income (Loss) From Operations	(345,014)	(58,601)			(403,615)
Other Income (Expenses)	(129,400)	(537)			(129,937)
	_________	_________			_________
Net (Loss)	$ (474,414)	$ (59,138)			$ (533,552)

FullCircle Registry, Inc.

Notes to Pro Forma Consolidated Financial Statements

March 31, 2002

NOTE 1 - Summary of Transaction

On April 10, 2002, the Company completed an Agreement and Plan of Reorganization between Excel Publishing, Inc. a public Nevada corporation (Excel) (the Company) and FullCircle Registry, Inc. a private Delaware corporation (FullCircle). Pursuant to the plan, the Company issued 12,000,000 shares of common stock for all the outstanding stock of FullCircle, authorized a 1 for 15 reverse split and changed their name to FullCircle Registry, Inc. The reorganization was recorded as a reverse acquisition using the purchase method of accounting.

NOTE 2 - Management Assumptions

The pro forma consolidated balance sheet and statements of operations assumes that the entities were together as of December 31, 2001.

The pro forma consolidated balance sheet assumes the issuance of the 12,000,000 shares of stock, the reverse split of the 11,300,000 shares held by Excel's shareholders and the elimination of the retained deficit of Excel.

There are no proforma adjustments for the statement of operations.